Exhibit (h)(4)

                            ADMINISTRATION AGREEMENT

         AGREEMENT made as of September 1, 2001 by and between The Glenmede Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), and INVESTORS BANK & TRUST COMPANY, a Massachusetts trust company (the "Bank").

         WHEREAS, the Fund, a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of the separate portfolios listed on Appendix A hereto; and

         WHEREAS, the Fund desires to retain the Bank to render certain administrative services to the Fund and the Bank is willing to render such services.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, it is agreed between the parties hereto as follows:

         1. Appointment. The Fund hereby appoints the Bank to act as Administrator of the Fund on the terms set forth in this Agreement. The Bank accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Fund has furnished the Bank with copies properly certified or authenticated of each of the following:

            (a) Resolutions of the Fund's Board of Directors authorizing the appointment of the Bank to provide certain administrative services to the Fund and approving this Agreement;

            (b) The Fund's incorporating documents filed with the State of Maryland and all amendments thereto (the "Articles");

            (c) The Fund's by-laws and all amendments thereto (the "By-Laws");

            (d) The Fund's agreements with all service providers which include any investment advisory agreements, sub-investment advisory agreements, custody agreements, distribution agreements and transfer agency agreements, if applicable (collectively, the "Agreements");

            (e) The Fund's most recent Registration Statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and under the 1940 Act and all amendments thereto; and

            (f) The Fund's most recent prospectus and statement of additional information (the "Prospectus"); and

            (g) Such other certificates, documents or opinions as may mutually be deemed necessary or appropriate for the Bank in the proper performance of its duties hereunder.

            The Fund will immediately furnish the Bank with copies of all amendments of or supplements to the foregoing. Furthermore, the Fund will notify the Bank as soon as possible of any matter which may materially affect the performance by the Bank of its services under this Agreement.

         3. Duties of Administrator. Subject to the supervision and direction of the Board of Directors of the Fund, the Bank, as Administrator, will assist in conducting various aspects of the Fund's administrative operations and undertakes to perform the services described in Appendix B hereto. The

Bank may, from time to time, perform additional duties and functions which shall be set forth in an amendment to such Appendix B executed by both parties.

            In performing all services under this Agreement, the Bank shall act in conformity with the Fund's Articles and By-Laws and the 1940 Act, as the same may be amended from time to time, and the investment objectives, investment policies and other practices and policies set forth in the Fund's Prospectus and Statement of Additional Information, as the same may be amended from time to time. Notwithstanding any item discussed herein, the Bank has no discretion over the Fund's assets or choice of investments and cannot be held liable for any problem relating to such investments.

         4. Duties of the Fund.

            (a) The Fund is solely responsible (through its transfer agent or otherwise) for (i) providing timely and accurate reports ("Daily Sales Reports") which will enable the Bank as Administrator to monitor the total number of shares sold in each state on a daily basis and (ii) identifying any exempt transactions ("Exempt Transactions") which are to be excluded from the Daily Sales Reports.

            (b) The Fund agrees to make its legal counsel available to the Bank for instruction with respect to any matter of law arising in connection with the Bank's duties hereunder, and the Fund further agrees that the Bank shall be entitled to rely on such instruction without further investigation on the part of the Bank.

         5. Fees and Expenses.

            (a) For the services to be rendered and the facilities to be furnished by the Bank, as provided for in this Agreement, the Fund pay to the Bank fees as may be agreed to from time to time in writing between the parties. Such fees do not include certain reasonable out-of-pocket disbursements or other certain reasonable expenses of the Bank as may be agreed to in writing between the parties and for which the Bank shall be entitled to bill the Fund separately and for which the Fund shall reimburse the Bank.

            (b) The Bank shall not be required to pay any expenses incurred by the Fund.

         6. Limitation of Liability.

            (a) The Bank shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith in performing the services provided for under this Agreement. The Bank, its directors, officers, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof. The Fund will indemnify the Bank, its directors, officers, employees and agents against and hold it and them harmless from any and all losses, claims, damages, liabilities or expenses (including legal fees and expenses) resulting from any claim, demand, action or suit (i) arising out of the actions or omissions of the Fund, including, but not limited to, inaccurate Daily Sales Reports and misidentification of Exempt Transactions; or (ii) arising out of the offer or sale of any securities of the Fund in violation of (x) any requirement under the federal securities laws or regulations, (y) any requirement under the securities laws or regulations of any state, or (z) any stop order or other determination or ruling by any federal or state agency with respect to the offer or sale of such securities; provided that neither the Bank nor its directors, officers, employees and agents shall be relieved from any liability or indemnified against any liability to the Fund arising out of willful misfeasance, bad faith or negligence of the Bank in the performance of any of its obligations or duties under this Agreement or by reason of its reckless disregard thereof.

            (b) The Bank may apply to the Fund at any time for instructions and may consult counsel for the Fund, or its own counsel, and with accountants and other experts with respect to any matter arising in connection with its duties hereunder, and the Bank shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction, or with the opinion of such counsel, accountants, or other experts. The Bank shall not be liable for any act or omission taken or not taken in reliance upon any document, certificate or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. The Bank shall not be held to have notice of any change of authority of any officers, employees, or agents of the Fund until receipt of written notice thereof has been received by the Bank from the Fund.

            (c) In the event the Bank is unable to perform, or is delayed in performing, its obligations under the terms of this Agreement because of acts of God, strikes, legal constraint, government actions, war, emergency conditions, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control or other causes reasonably beyond its control, the Bank shall not be liable to the Fund for any damages resulting from such failure to perform, delay in performance, or otherwise from such causes, except resulting from the Bank's own negligence.

            (d) Notwithstanding anything to the contrary in this Agreement, in no event shall the Bank or the Fund be liable to each other for special, incidental or consequential damages, even if advised of the possibility of such damages.

         7. Termination of Agreement.

            (a) The term of this Agreement shall be three years commencing upon the date hereof (the "Initial Term"), unless earlier terminated as provided herein. After the expiration of the Initial Term, the term of this Agreement shall automatically renew for successive three-year terms (each a "Renewal Term") unless notice of non-renewal is delivered by the non-renewing party to the other party no later than ninety days prior to the expiration of the Initial Term or any Renewal Term, as the case may be.

            If a majority of the non-interested members of the Board of Directors of the Fund reasonably determines that the performance of the Bank under this Agreement has been unsatisfactory, written notice (the "Notice") of such determination setting forth the reasons for such determination shall be provided to the Bank. In the event the Bank shall not, within sixty (60) days thereafter, cure the identified deficiencies to the satisfaction of the Board of Directors of the Fund, the Fund, with the authorization of the Board of Directors of the Fund may terminate this Agreement.

            Either party hereto may terminate this Agreement prior to the expiration of the Initial Term or any Renewal Term in the event the other party violates any material provision of this Agreement, provided that the non-violating party gives written notice of such violation to the violating party and the violating party does not cure such violation within 90 days of receipt of such notice.

            (b) At any time after the termination of this Agreement, the Fund may, upon written request, have reasonable access to the records of the Bank relating to its performance of its duties as Administrator.

         8. Miscellaneous.

            (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or the Bank shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

            To the Fund:

                     The Glenmede Fund, Inc.
                     c/o Glenmede Advisers, Inc.
                     One Liberty Place
                     1650 Market Street, Suite 1200
                     Philadelphia, PA 19103
                     Attention: Mary Ann B. Wirts, President
                     With a copy to: Kimberly C. Osborne


            To the Bank:

                     Investors Bank & Trust Company
                     200 Clarendon Street, P.O. Box 9130
                     Boston, MA 02117-9130
                     Attention: Paula Lordi, Director, Client Management With a copy to: Andrew S. Josef, General Counsel

            (b) This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party.

            (c) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

            (d) This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

            (e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            (f) The Bank shall keep records relating to the services to be performed hereunder. Such records may be inspected by the Fund during regular business hours upon reasonable notice. To the extent required by Section 31 of the 1940 Act and the Rules thereunder, the Bank agrees that all such records prepared or maintained by the Bank relating to the services to be performed by the Bank hereunder will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered to the Fund on and in accordance with its request.

         9. Confidentiality. All books, records, non-public information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be disclosed without the consent of the other party, except as may be required in the performance of duties hereunder or as otherwise required by applicable law or at the request of a governmental agency or self-regulatory organization. In addition, the parties further agree that any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Act"), disclosed by a party hereunder is for the specific purpose of permitting the other party to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Regulation S-P and the Act and that it will not disclose any Nonpublic Personal Information received in connection with this Agreement, to any other party, except as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.

         10. Use of Name. The Fund shall not use the name of the Bank or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in a manner not approved by the Bank prior thereto in writing; provided however, that the approval of the Bank shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided further, that in no event shall such approval be unreasonably withheld or delayed.

         11. Several Obligations of the Portfolios. This Agreement is an agreement entered into between the Bank and the Fund with respect to each Portfolio. With respect to any obligation of the Fund on behalf of any Portfolio arising out of this Agreement, the Bank shall look for payment or satisfaction of such obligation solely to the assets of the Portfolio to which such obligation relates as though the Bank had separately contracted with the Fund by separate written instrument with respect to each Portfolio.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first written above.

                                          THE GLENMEDE FUND, INC.

                                          By:    /s/ Mary Ann B. Wirts
                                             ------------------------------
                                          Name:  Mary Ann B. Wirts
                                          Title: President

                                          INVESTORS BANK & TRUST COMPANY

                                          By:    /s/ Andrew M. Nesvet
                                             --------------------------------
                                          Name:  Andrew M. Nesvet
                                          Title: Senior Director

                                   Appendices


            Appendix A....................................  Portfolios

            Appendix B....................................  Services

                                   APPENDIX A


Portfolios of The Glenmede Fund, Inc.:

            Core Fixed Income Portfolio
            Core Value Portfolio
            Government Cash Portfolio
            Institutional International Portfolio
            International Portfolio
            Large Cap Value Portfolio
            Small Capitalization Growth Portfolio
            Small Capitalization Value Portfolio
            Strategic Equity Portfolio
            Tax-Exempt Cash Portfolio

                                   APPENDIX B

                             Investors Bank & Trust
                       Summary of Administration Functions
                                    Glenmede

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Suggested Fund Auditor or
Function                                Investors Bank & Trust                   Glenmede                          Counsel
------------------------------------------------------------------------------------------------------------------------------------
    MANAGEMENT REPORTING
  & TREASURY ADMINISTRATION
------------------------------------------------------------------------------------------------------------------------------------
Monitor portfolio compliance   Perform tests of certain specific    Continuously monitor portfolio     A/C - Provide consultation as
in accordance with the         portfolio activity designed from     activity and Fund operations in    needed on compliance issues.
current Prospectus and SAI.    provisions of the Fund's Prospectus  conjunction with 1940 Act,
                               and SAI. Follow-up on potential      Prospectus, SAI and any other
                               violations.                          applicable laws and regulations.
                                                                    Monitor testing results and
                                                                    approve resolution of compliance
Frequency: Daily                                                    issues.
------------------------------------------------------------------------------------------------------------------------------------
Provide compliance summary     Provide a report of compliance       Review report.                     A/C - Provide consultation as
package.                       testing results.                                                        needed.

Frequency: Monthly
------------------------------------------------------------------------------------------------------------------------------------
Perform asset diversification  Perform asset diversification tests  Continuously monitor portfolio     A - Provide consultation as
testing to establish           at each tax quarter end. Follow-up   activity in conjunction with IRS   needed in establishing
qualification as a RIC.        on issues.                           requirements. Review test          positions to be taken in tax
                                                                    results and take any necessary     treatment of particular
                                                                    action. Approve tax positions      issues. Review quarter end
Frequency: Quarterly                                                taken.                             tests on a current basis.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                           or Counsel
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT REPORTING
     & TREASURY
 ADMINISTRATION (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Perform qualifying income   Perform qualifying income testing (on   Continuously monitor portfolio      A- Consult as needed on tax
testing to establish        book basis income, unless material      activity in conjunction with IRS    accounting positions to be
qualification as a RIC.     differences are anticipated) on         requirements.  Review test results  taken. Review in conjunction
                            quarterly basis and as may otherwise    and take any necessary action.      with year-end audit.
                            be necessary. Follow-up on issues.      Approve tax positions taken.

Frequency: Quarterly
------------------------------------------------------------------------------------------------------------------------------------
Prepare the Fund's annual   Prepare preliminary expense budget.     Provide asset level projections.
expense budget. Establish   Notify fund accounting of new accrual   Approve expense budget.
daily accruals.             rates.

Frequency: Annually
------------------------------------------------------------------------------------------------------------------------------------
Monitor the Fund's expense  Monitor actual expenses updating        Provide asset level projections     C/A - Provide consultation
budget.                     budgets/expense accruals.               quarterly. Provide vendor           as requested.
                                                                    information as necessary. Review
                                                                    expense analysis and approve
                                                                    budget revisions.

Frequency: Quarterly
------------------------------------------------------------------------------------------------------------------------------------
Receive and coordinate      Propose allocations of invoice among    Approve invoices and allocations
payment of fund expenses.   Funds and obtain authorized approval    of payments. Send invoices to IBT
                            to process payment.                     in a timely manner.
Frequency: As often as
necessary
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                          or Counsel
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT REPORTING
     & TREASURY
 ADMINISTRATION (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Calculate capital gains and     Calculate capital gains and      Establish and maintain dividend       C - Review dividend
losses and periodic dividend    losses and amounts available     and distribution policies.            resolutions in conjunction
rates to be declared in         for distribution. Coordinate     Approve distribution rates per        with Board approval.
accordance with management      review by management and/or      share and aggregate amounts.
guidelines. Review the Fund's   auditors. Notify custody and     Obtain Board approval when            A - Review and concur with
multi-class dividend            transfer agent of authorized     required.                             proposed distributions
calculation procedures.         dividend rates in accordance
Calculate periodic dividend     with Board approved policy.
rates to be declared in         Report dividends to Board as
accordance with management      required
guidelines.

Frequency: According to
dividend policy
------------------------------------------------------------------------------------------------------------------------------------
Calculate total return          Provide total return             Review total return information.
information on Funds as         calculations.
defined in the current
Prospectus and SAI.


Frequency: Monthly
------------------------------------------------------------------------------------------------------------------------------------
Prepare responses to major      Prepare, coordinate as           Identify the services to which the
industry questionnaires.        necessary, and submit            Funds report.  Provide information
                                responses to the appropriate     as requested.
Frequency: As often as          agency.
necessary
------------------------------------------------------------------------------------------------------------------------------------
Prepare disinterested           Summarize amounts paid to        Provide social security numbers
director/trustee Form           directors/trustees during the    and current mailing address for
1099-Misc.                      calendar year. Prepare and       trustees.  Review and approve
                                mail Form 1099-Misc.             information provided for Form
                                                                 1099-Misc.
Frequency: Annually
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                               or Counsel
------------------------------------------------------------------------------------------------------------------------------------
  MANAGEMENT REPORTING
     & TREASURY
 ADMINISTRATION (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Coordinate Fund's Code of Ethics    Disseminate Code Forms: initial,          Investment Adviser's Compliance
(the "Code") and prepare reports    quarterly, annual holdings and annual     officer to administer
to the Board                        certification reports to Fund's           pre-clearance for persons required
                                    directors/trustees and officers who are   to pre-clear transaction under the
                                    required to submit reports per Code,      Code.
                                    section V, A-G.

                                    Review reports per Code, section V, H.

                                    Report to Board on a quarterly
                                    basis per Code, section V, H
                                    and K.
                                                                              Prepare and forward to IBT written
                                    Report to Board on an annual basis per    reports required by Code, section
                                    Code, section V, L.                       V, K.

                                    Maintain and preserve the Code's
                                    records specified in Code, section V, M
Frequency: on-going
------------------------------------------------------------------------------------------------------------------------------------
      FINANCIAL REPORTING
------------------------------------------------------------------------------------------------------------------------------------
Prepare financial information for   Prepare requested portfolio and           Review financial information.
presentation to Fund Management     financial information for inclusion in
and Board of Directors.             board material.

Frequency: Semi-Annually
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                              or Counsel
------------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL REPORTING (CONT)
------------------------------------------------------------------------------------------------------------------------------------
Prepare condensed financial  Prepare condensed month end and           Review financial information.
information for review by    year-to-date income and expense
Fund Management.             information and pertinent year-to-date
                             capital gains information.

Frequency: Monthly
------------------------------------------------------------------------------------------------------------------------------------
Coordinate the annual audit  Coordinate the creation of templates      Approve format and text as            A - Perform audit and
and semi-annual preparation, reflecting client-selected standardized   standard. Approve production          issue opinion on annual
printing and filing of       appearance and text of financial          cycle and assist in managing to       financial statements.
financial statements and     statements and footnotes. Draft and       the cycle. Coordinate review and
notes with management, fund  manage production cycle. Coordinate       approval by portfolio managers of     A/C - Review reports.
accounting and the fund      with IBT fund accounting the              portfolio listings to be included
auditors.                    electronic receipt of portfolio and       in financial statements. Prepare
                             general ledgar information. Assist in     appropriate management letter and
                             resolution of accounting issues. Using    coordinate production of
                             templates, draft financial statements,    Management Discussion and
                             coordinate auditor and management         Analysis. Review and approve
                             review, and clear comments. Coordinate    entire report. Make appropriate
                             printing of reports and EDGAR             representations in conjunction
                             conversion with outside printer and       with audit.
                             filing with the SEC via EDGAR.

Frequency: Annually/
semi-annually
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                       or Counsel
------------------------------------------------------------------------------------------------------------------------------------
       LEGAL (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Prepare agenda and board       Maintain annual calendar of required      Review and approve        C - Review agenda, resolutions,
materials for quarterly        quarterly and annual approvals. Prepare   board materials and       board material and board and
 board meetings.               agenda, resolutions and other board       board and committee       committee meeting minutes.
                               materials for quarterly board             meeting minutes.          Ensure BOD material contains
                               meetings.  Prepare supporting                                       all required information that
                               information and materials when                                      the BOD must review and/or
                               necessary. Assemble, check and                                      approve to perform their duties
                               distribute books in advance of                                      as directors.
                               meeting. Attend board and committee
                               meetings and prepare minutes.

Frequency:  Quarterly
(maximum 5 meetings
annually.)
------------------------------------------------------------------------------------------------------------------------------------
Prepare and file Form N-SAR.   Prepare form for filing. Obtain any       Provide appropriate       C - Review initial filing.
                               necessary supporting documents. File      responses. Review and     A - Provide annual audit
                               with SEC via EDGAR.                       authorize filing.         internal control letter to
                                                                                                   accompany the annual filing.
                                                                                                   Provide annual multi-class
                                                                                                   report when applicable.
Frequency:  Semi-annually
------------------------------------------------------------------------------------------------------------------------------------
Prepare amendments to          Prepare and coordinate the filing of      Review and approve.       C - Review and approve filings.
Registration Statement.        post-effective amendments. Coordinate                               A/C - Provide consents as
                                                                                                   appropriate.
Frequency:  Annual update      with outside printers the Edgar
(includes updating             conversion, filing with the SEC and
financial highlights,          printing of prospectus.
expense tables, ratios) plus
one additional filing per
fiscal year
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                          or Counsel
------------------------------------------------------------------------------------------------------------------------------------
       LEGAL (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Prepare Prospectus/SAI    Prepare Prospectus and SAI                  Review and approve.           C - Review and approve filings.
supplements               supplements. File with the SEC via                                        A/C - Provide consents as
                          Edgar. Coordinate printing of                                             appropriate.
                          supplements.

Frequency: As often
as required
------------------------------------------------------------------------------------------------------------------------------------
Preparation and filing    Accumulate capital stock information        Review and approve filing.    C - Approve 24f-2 Notice.
of 24f-2 Notice           and draft Form 24f-2. Notice. File
                          approved Form with SEC via Edgar.                                         A - Review informally when
                                                                                                    requested

Frequency:  Annually
------------------------------------------------------------------------------------------------------------------------------------
Proxy Material/           Prepare drafts of proxy material for        Review and approve proxy.     C - Review and approve proxy.
Shareholder Meetings      review, file materials or coordinate
                          filing with SEC and coordinate
                          printing. Assist proxy solicitation
                          firm and prepare scripts.  Attend
                          meeting and prepare minutes. Perform
                          Judge of Election duties (relying on
                          third party proxy solicitors to certify
Frequency:  As needed     the vote).
------------------------------------------------------------------------------------------------------------------------------------
Assist in updating of     Assist with securing required fidelity      Obtain required fidelity bond
fidelity bond insurance   bond insurance coverage. Make annual        insurance coverage with
coverage.                 filing of fidelity bond insurance           assistance from IBT.
                          material with the SEC. Monitor level
                          of fidelity bond insurance maintained
                          in accordance with required coverage.

Frequency: Annually
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Suggested Fund Auditor
Function                           Investors Bank & Trust                    Glenmede                            or Counsel
------------------------------------------------------------------------------------------------------------------------------------
     LEGAL (CONT.)
------------------------------------------------------------------------------------------------------------------------------------
Respond to regulatory      Compile and provide documentation        Coordinate with regulatory          C - Provide consultation as
audits.                    pursuant to audit requests. Assist       auditors to provide requested       needed.
                           client in resolution of audit            documentation and resolutions to
                           inquiries.                               inquiries.
Frequency: As needed
(at least annually)
------------------------------------------------------------------------------------------------------------------------------------
     BLUE SKY
------------------------------------------------------------------------------------------------------------------------------------
Prepare, file and          Maintain records of fund sales for       Identify states in which filings    C -  Provide consultation as
maintain effective Blue    client designated states via PW Blue2    are to be made.                     needed on Blue Sky issues.
Sky notification filings   compliance system. File annual
for states in which Fund   notification renewal documents and                                           C - Provide consultation on
Management intends to      annual sales reports. File                                                   product and institutional
solicit sales of fund      amendments to increase dollar                                                exemptions.
shares.                    amounts authorized for sales by funds,
                           based upon client instruction.
                           File notifications to states
                           for new funds and/or classes,
                           mergers and liquidations.
                           Provide periodic reports on
                           state authorization amounts
                           and sales amounts. Determine
                           state filing requirements by
                           using CCH Blue Sky Law
                           Reporter, ICI memoranda and
                           state securities commission
                           directives (both written and
                           oral).

Frequency: On-going
------------------------------------------------------------------------------------------------------------------------------------
File amendments to         File updated registration statements,                                        C - Provide consultation as
registration statement     prospectuses, SAIs, supplements                                              needed on Blue Sky filing
with the applicable        thereto, and annual reports to                                               issues.
state securities           shareholders upon approval/
commission in              authorization by client.
coordination with SEC
filing.

Frequency: On-going
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Suggested Fund Auditor
Function                       Investors Bank & Trust                     Glenmede                              or Counsel
------------------------------------------------------------------------------------------------------------------------------------
         TAX
------------------------------------------------------------------------------------------------------------------------------------
Prepare income tax      Calculate investment company taxable      Provide transaction information as    A - Provide consultation
provisions.             income, net tax exempt interest, net      requested. Review IBT draft of        as needed in establishing
                        capital gain and spillback dividend       Passive Foreign Investment            positions to be taken in tax
                        requirements. Identify book-tax           Companies (PFICs) information and     tax treatment of particular
                        accounting differences. Track required    provide final determination of all    issues.  Perform review in
                        information relating to accounting        PFIC securities. Approve PFIC         conjunction with the
                        differences.                              designations and tax accounting       year-end audit.
                        Investors Bank will use a best efforts    positions to be taken. Approve
                        basis to identify PFICs in accordance     provisions.
                        with the annual ICI PFIC survey -
                        the final determination of PFIC status
Frequency: Annually     will be made by Glenmede.
------------------------------------------------------------------------------------------------------------------------------------



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                                                                                                           Suggested Fund Auditor
Function                      Investors Bank & Trust                       Glenmede                              or Counsel
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     TAX (CONT)
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
Calculate excise      Calculate required distributions to        Provide transaction information as    A - Provide consultation as
tax distributions     avoid imposition of excise tax.            requested. Review IBT draft of        needed in establishing
                          - Calculate capital gain net           Passive Foreign Investment            positions to be taken in tax
                            income and foreign currency          Companies (PFICs) information and     treatment of particular
                            gain/loss through October 31.        provide final determination of all    issues. Review and concur
                          - Calculate ordinary income and        PFIC securities. Approve Approve      with proposed distributions
                            distributions through a specified    PFIC designations and tax             per share.
                            cut off date.                        accounting positions to be taken.
                          - Project ordinary income              Review and approve all income and
                            from cut off date to December 31.    distribution calculations,
                          - Ascertain dividend shares.           including projected income and
                      Identify book-tax accounting               dividend shares. Approve
                      differences. Track required                distribution rates per share and
                      information relating to accounting         aggregate amounts. Obtain Board
                      differences.                               approval when required.
                      Investors Bank will use a best
                      efforts basis to identify
                      PFICs in accordance with the
                      annual ICI PFIC survey - the
                      final determination of PFIC
                      status will be made by Glenmede.
Frequency: Annually   Coordinate review by management and
                      fund auditors. Notify custody and
                      transfer agent of authorized dividend
                      rates in accordance with Board
                      approved policy. Report dividends to
                      Board as required.
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Prepare and file tax  Prepare, file, and sign excise and RIC     Review and sign tax return.           A - Review and sign tax
returns               tax returns.                                                                     return as preparer.

Frequency: Annually
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Prepare Form 1099     Obtain yearly distribution                 Review and approve information
                      information. Calculate 1099 reclasses      provided for Form 1099.
                      and coordinate with transfer agent.
Frequency: Annually
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

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Suggested Fund Auditor
Function                      Investors Bank & Trust                       Glenmede                              or Counsel
------------------------------------------------------------------------------------------------------------------------------------
Prepare other year-end     Obtain yearly income distribution           Review and approve information
tax-related disclosures    information. Calculate disclosures          provided.
                           (i.e., dividend received deductions,
                           foreign tax credits, tax-exempt
                           inc, income by jurisdiction) and
                           coordinate with transfer agent.
Frequency: Annually
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

Review and Approval
The attached Summary of Administration Functions has been reviewed and represents the services currently being provided.

  Paula Lordi 8/30/01
-------------------------------------------------------- ----------------------
Signature of Account Manager/Date

  Mary Ann B. Wirts 8/30/01
-------------------------------------------------------- ----------------------
Signature of Authorized Client Representative/Date





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